As filed with the Securities and Exchange Commission On August 26, 1998
                           Registration No. 333-26073

==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             --------------------
                                   FORM S-3
                       (Post-Effective Amendment No. 2)
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933
                             --------------------
                             FARMER MAC MORTGAGE
                            SECURITIES CORPORATION
            (Exact name of registrant as specified in its charter)
                             --------------------
           Delaware                                               52-1779791
 (State or other jurisdiction                                (I.R.S. Employer
     of incorporation or                                    Identification No.)
        organization)
                            919 18th Street, N.W.
                            Washington, D.C. 20006
                                (202) 872-7700

  (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             --------------------
                               Henry D. Edelman
                  Farmer Mac Mortgage Securities Corporation
                            919 18th Street, N.W.
                            Washington, D.C. 20006
                                (202) 872-7700

(Name, address including zip code, and telephone number, including area code, of agent for service)
                             --------------------
                                  Copies to:
     Richard A. Steinwurtzel                         Michael T. Bennett
Fried, Frank, Harris, Shriver                     Federal Agricultural Mortgage
  & Jacobson                                        Corporation
 1001 Pennsylvania Ave., N.W., Suite 800               919 18th Street, N.W.
    Washington, D.C. 20004-2505                     Washington, D.C. 20006
     (202) 639-7120                                    (202) 872-7700
                             --------------------
   Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with a dividend
or interest reinvestment plan, please check the following box.   [X]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]
_____________

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

   If delivery of the  prospectus is expected to be made pursuant to Rule 434,
please check the following box.   [  ]
                             --------------------

                               EXPLANATORY NOTE

      This  Post-Effective  Amendment  No. 1 is filed solely to amend Item 16,
Exhibit 23.3. Pursuant to Rule 462(d), this Post-Effective Amendment is effective upon filing.

ITEM 16. EXHIBITS
      (a)  Exhibits


  Exhibit
  Number          Description

   *1.1     Proposed Form of Underwriting Agreement
   *4.1     Proposed Form of Master Central Servicing Agreement
   *4.2     Proposed Form of Loan Sale Agreement
   *4.3     Proposed Form of Trust Agreement - Grantor Trusts
   *4.4     Proposed Form of Trust Agreement - REMIC Trusts
   *5.1     Opinion of General Counsel of the Registrant
   *8.1     Opinion of Fried, Frank, Harris, Shriver & Jacobson
            as to tax matters
  *23.1     The consent of the General Counsel of the Registrant
            is contained in the opinion filed as Exhibit 5.1
            hereto.
  *23.2     The consent of Fried, Frank, Harris, Shriver & Jacobson is contained in the opinion filed as Exhibit 8.1 hereto.
   23.3     Consent of KPMG Peat Marwick LLP
  *24.1     Power of Attorney


----------------------

*     Previously filed.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C., on the 26th day of August, 1998.

                        FARMER MAC MORTGAGE SECURITIES CORPORATION

                        By:
                              /s/ Henry D. Edelman____________________________
                                  Henry D. Edelman
                                  President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment thereto has been signed by the following persons in the capacities on this 25th day of August 1998.



  /s/ Henry D. Edelman
    Henry D. Edelman     President and Director               August 26, 1998
                         (Principal Executive Officer)

/s/ Christopher A. Dunn
  Christopher A. Dunn    Vice President and Director          August 26, 1998

 /s/ Nancy E. Corsiglia
   Nancy E. Corsiglia    Vice President, Treasurer and        August 26, 1998
                         Director
                         (Principal Financial and
                         Accounting Officer)

                                EXHIBIT INDEX



Exhibit No.        Description

    *1.1     Proposed Form of Underwriting Agreement

    *4.1     Proposed Form of Master Central Servicing Agreement

    *4.2     Proposed Form of Loan Sale Agreement

    *4.3     Proposed Form of Trust Agreement - Grantor Trusts

    *4.4     Proposed Form of Trust Agreement - REMIC Trusts

    *5.1     Opinion of General Counsel of the Registrant

    *8.1     Opinion of Fried, Frank, Harris, Shriver &
             Jacobson as to tax matters

   *23.1 The consent of the General Counsel of the Registrant is contained in the opinion filed as
             Exhibit 5.1 hereto.
   *23.2 The consent of Fried, Frank, Harris, Shriver & Jacobson is contained in the opinion filed as Exhibit 8.1 hereto.
    23.3     Consent of KPMG Peat Marwick LLP.

   *24.1     Power of Attorney.


--------------------

*  Previously filed.

                                                                    0140337.01

KPMG Peat Marwick LLP
2001 M Street, N.W.
Washington, D.C.  20036










The Board of Directors
Federal Agricultural Mortgage Corporation



We consent to the use of our report incorporated herein by reference and to the reference to our firm as experts on page 4 in the Prospectus dated May 22, 1997.


                                    KPMG Peat Marwick LLP



Washington, D.C.
May 22, 1997